EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Alan B. Arends

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of January, 2004.

/s/ Alan B. Arends
Alan B. Arends

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael L. Bennett

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of January, 2004.

/s/ Michael L. Bennett
Michael L. Bennett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jack B. Evans

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of January, 2004.

/s/ Jack B. Evans
Jack B. Evans

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28thday of January, 2004.

/s/ Katharine C. Lyall
Katharine C. Lyall

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Singleton B. McAllister

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of January, 2004.

/s/ Singleton B. McAllister
Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ann K. Newhall

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of January, 2004.

/s/ Ann K. Newhall
Ann K. Newhall

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David A. Perdue

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of January, 2004.

/s/ David A. Perdue
David A. Perdue

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of January, 2004.

/s/ Judith D. Pyle
Judith D. Pyle

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of January, 2004.

/s/ Robert W. Schlutz
Robert W. Schlutz

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Wayne H. Stoppelmoor

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of January, 2004.

/s/ Wayne H. Stoppelmoor
Wayne H. Stoppelmoor

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr., Eliot G. Protsch, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock, unsecured debt securities and first mortgage bonds (the “Securities”) in an aggregate amount of up to $150,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of January, 2004.

/s/ Anthony R. Weiler
Anthony R. Weiler